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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          reported): February 23, 2007


                          GS Mortgage Securities Corp.
           (as depositor for the GSAA Home Equity Trust 2007-3 formed pursuant to a Master Servicing and Trust Agreement,
                        relating to the GSAA Home Equity
             Trust 2007-3, Asset-Backed Certificates, Series 2007-3)
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   333-139817-03               13-3387389
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)

     85 Broad Street, New York, New York                           10004
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   (Address of Principal Executive Offices)                      (Zip Code)


                                 (212) 902-1000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.

Item 8.01.  Other Events.

      On February 23, 2007, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of January 1, 2007 (the "Trust Agreement"), among the Company, as depositor, U.S. Bank National Association ("U.S. Bank"), as trustee and as a custodian, The Bank of New York Trust Company, National Association ("BNY") and Deutsche Bank National Trust Company ("Deutsche Bank"), each as a custodian and Wells Fargo Bank, National Association ("Wells Fargo"), as master servicer and securities administrator of GSAA Home Equity Trust 2007-3, Asset-Backed Certificates, Series 2007-3 (the "Certificates"), issued in sixteen classes. The Class 1A1A, Class 1A1B, Class 1A2, Class 2A1A, Class 2A1B, Class A4A, Class A4B, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class B1, Class B2, Class B3, Class B4, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of February 1, 2007 of $1,291,808,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of February 22, 2007, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 99.1.

      On February 23, 2007, GSAA Home Equity Trust 2007-3 (the "Trust") entered into one interest rate swap agreement with Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation (the "Swap Agreement") thereto. The Swap Agreement is annexed hereto as Exhibit 99.2.

      On February 23, 2007, the Company entered into an Assignment Agreement (the "CHL Step 1 Assignment Agreement") dated as of February 23, 2007, among Countrywide Home Loans Servicing, LP ("CHL"), the Company and Goldman Sachs Mortgage Company ("GSMC"). The CHL Step 1 Assignment Agreement is annexed hereto as Exhibit 99.3.

      On February 23, 2007, the Company, entered into an Assignment Agreement (the "CHL Step 2 Assignment Agreement") dated as of February 23, 2007, among the Company, CHL, U.S. Bank and Wells Fargo. The CHL Step 2 Assignment Agreement is annexed hereto as Exhibit 99.4.

      On February 23, 2007, the Company entered into an Assignment Agreement (the "Avelo Step 1 Assignment Agreement") dated as of February 23, 2007, among Avelo Mortgage, L.L.C. ("Avelo"), the Company and GSMC. The Avelo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.5.

      On February 23, 2007, the Company entered into an Assignment Agreement (the "Avelo Step 2 Assignment Agreement") dated as of February 23, 2007, among the Company, Avelo, U.S. Bank and Wells Fargo. The Avelo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.6.

      On February 23, 2007, the Company entered into an Assignment Agreement (the "GreenPoint Step 1 Assignment Agreement") dated as of February 23, 2007, among GreenPoint Mortgage Funding, Inc. ("GreenPoint"), the Company and GSMC. The GreenPoint Step 1 Assignment Agreement is annexed hereto as Exhibit 99.7.

      On February 23, 2007, the Company entered into an Assignment Agreement (the "GreenPoint Step 2 Assignment Agreement") dated as of February 23, 2007, among the Company, GreenPoint, U.S. Bank and Wells Fargo. The GreenPoint Step 2 Assignment Agreement is annexed hereto as Exhibit 99.8.

      On February 23, 2007, the Company entered into an Assignment Agreement (the "FNBN Step 1 Assignment Agreement") dated as of February 23, 2007, among First National Bank of Nevada ("FNBN"), the Company and GSMC. The FNBN Step 1 Assignment Agreement is annexed hereto as Exhibit 99.9.

      On February 23, 2007, the Company entered into an Assignment Agreement (the "FNBN Step 2 Assignment Agreement") dated as of February 23, 2007, among the Company, FNBN, U.S. Bank and Wells Fargo. The FNBN Step 2 Assignment Agreement is annexed hereto as Exhibit 99.10.

      On February 23, 2007, the Company entered into an Assignment Agreement (the "IndyMac Step 1 Assignment Agreement") dated as of February 23, 2007, among IndyMac Bank, F.S.B. ("IndyMac"), the Company and GSMC. The IndyMac Step 1 Assignment Agreement is annexed hereto as Exhibit 99.11.

      On February 23, 2007, the Company entered into an Assignment Agreement (the "IndyMac Step 2 Assignment Agreement") dated as of February 23, 2007, among the Company, IndyMac, U.S. Bank and Wells Fargo. The IndyMac Step 2 Assignment Agreement is annexed hereto as Exhibit 99.12.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.


Section 9  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired:

            Not applicable.

(b)   Pro forma financial information:

            Not applicable.

(c)   Exhibits:

Exhibit 99.1 Master Servicing and Trust Agreement, dated as of January 1, 2007, among GS Mortgage Securities Corp., as depositor, U.S. Bank, as trustee and as a custodian, Deutsche Bank and BNY, each as a custodian and Wells Fargo as Master Servicer and securities administrator.

Exhibit 99.2 Interest Rate Swap Agreement, dated as of February 23, 2007, between GSAA Home Equity Trust 2007-3 and Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation thereto.

Exhibit 99.3 CHL Step 1 Assignment Agreement, dated as of February 23, 2007, among CHL, GSMC and the Company.

Exhibit 99.4 CHL Step 2 Assignment Agreement, dated as of February 23, 2007, among the Company, CHL, U.S. Bank and Wells Fargo.

Exhibit 99.5 Avelo Step 1 Assignment Agreement, dated as of February 23, 2007, among Avelo, GSMC and the Company.

Exhibit 99.6 Avelo Step 2 Assignment Agreement, dated as of February 23, 2007, among the Company, Avelo, U.S. Bank and Wells Fargo.

Exhibit 99.7 GreenPoint Step 1 Assignment Agreement, dated as of February 23, 2007, among GreenPoint, GSMC and the Company.

Exhibit 99.8 GreenPoint Step 2 Assignment Agreement, dated as of February 23, 2007, among the Company, GreenPoint, U.S. Bank and Wells Fargo.

Exhibit 99.9 FNBN Step 1 Assignment Agreement, dated as of February 23, 2007, among FNBN, GSMC and the Company.

Exhibit 99.10 FNBN Step 2 Assignment Agreement, dated as of February 23, 2007, among the Company, FNBN, U.S. Bank and Wells Fargo.

Exhibit 99.11 IndyMac Step 1 Assignment Agreement, dated as of February 23, 2007, among IndyMac, GSMC and the Company.

Exhibit 99.12 IndyMac Step 2 Assignment Agreement, dated as of February 23, 2007, among the Company, IndyMac, U.S. Bank and Wells Fargo.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   March 12, 2007


                                                GS MORTGAGE SECURITIES CORP.



                                                By:  /s/ Michelle Gill
                                                         ------------------
                                                    Name:  Michelle Gill
                                                    Title: Vice President

                                                 Exhibit Index

Exhibit Index

Item 601(a) of
Regulation S-K                                      Description                            Paper (P) or Electronic (E)
--------------                                      -----------                            ---------------------------
         99.1             Master Servicing and Trust Agreement, dated as of January 1,                     E
                          2007, among GS Mortgage Securities Corp., as depositor, U.S.
                          Bank as trustee and as a custodian, BNY and Deustche Bank, each as a custodian and Wells Fargo as Master Servicer and securities administrator.
          99.2            Interest Rate Swap Agreement, dated as of February 23, 2007,                     E
                          between GSAA Home Equity Trust 2007-3 and Goldman Sachs Mitsui
                          Marine Derivative Products, L.P., with Schedule and
                          Confirmation thereto.
          99.3            CHL Step 1 Assignment Agreement, dated as of February 23,                        E
                          2007, among CHL, GSMC and the Company.

          99.4            CHL Step 2 Assignment Agreement, dated as of February 23,                        E
                          2007, among the Company, CHL, U.S. Bank and Wells Fargo.

          99.5            Avelo Step 1 Assignment Agreement, dated as of February 23,                      E
                          2007, among Avelo, GSMC and the Company.

          99.6            Avelo Step 2 Assignment Agreement, dated as of February 23,                      E
                          2007, among the Company, Avelo, U.S. Bank and Wells Fargo.

          99.7            GreenPoint  Step 1 Assignment  Agreement,  dated as of February                  E
                          23, 2007, among GreenPoint, GSMC and the Company.

          99.8            GreenPoint  Step 2 Assignment  Agreement,  dated as of February                  E
                          23, 2007,  among the Company,  GreenPoint,  U.S. Bank and Wells
                          Fargo.


          99.9            FNBN Step 1  Assignment  Agreement,  dated as of  February  23,                  E
                          2007, among FNBN, GSMC and the Company.

         99.10            FNBN Step 2 Assignment Agreement, dated as of February 23,                       E
                          2007, among the Company, FNBN, U.S. Bank and Wells Fargo.

         99.11            IndyMac Step 1 Assignment Agreement, dated as of February 23,                    E
                          2007, among IndyMac, GSMC and the Company.

         99.12            IndyMac Step 2 Assignment Agreement, dated as of February 23,                    E
                          2007, among the Company, IndyMac, U.S. Bank and Wells Fargo.